UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2014

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1220 Augusta Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 1, 2014, Crown Castle International Corp. (“Company”) entered into an underwriting agreement (“Underwriting Agreement”) with Barclays Capital Inc., as sole representative for the several underwriters (“Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $850 million aggregate principal amount of the Company’s 4.875% Senior Notes due 2022 in a registered public offering (“Offering”) pursuant to the Company’s shelf registration statement on Form S-3 (Registration File No. 333-180526). For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

ITEM 7.01 – REGULATION FD DISCLOSURE

On April 2, 2014, the Company delivered to the holders of its 7.125% Senior Notes due 2019 (“7.125% Notes”), through the Bank of New York Mellon Trust Company, N.A., as trustee, a notice of redemption for the 7.125% Notes. All of the then outstanding $500 million principal amount of 7.125% Notes will be redeemed on May 2, 2014, at a price equal to 100% of the principal amount of the 7.125% Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date, plus a make-whole premium calculated in accordance with the indenture, as supplemented from time to time, governing the 7.125% Notes. The redemption notice is fully unconditional.

ITEM 8.01 – OTHER EVENTS

On April 1, 2014, the Company issued a press release announcing the commencement of the Offering. The Company’s press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

On April 1, 2014, the Company issued a press release announcing the pricing of the Offering. The Company’s press release is filed as Exhibit 99.2 hereto, and is incorporated herein by reference.

On April 2, 2014, the Company issued a press release announcing the redemption of all of its outstanding $500 million principal amount of 7.125% Senior Notes due 2019. The Company’s press release is filed as Exhibit 99.3 hereto, and is incorporated herein by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 1, 2014, between Crown Castle International Corp. and Barclays Capital Inc., as sole representative for the several underwriters

99.1	Press Release, dated April 1, 2014

99.2	Press Release, dated April 1, 2014

99.3	Press Release, dated April 2, 2014

The information in this Form 8-K furnished pursuant to Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President and General Counsel

Date: April 2, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 1, 2014, between Crown Castle International Corp. and Barclays Capital Inc., as sole representative for the several underwriters

99.1	Press Release, dated April 1, 2014

99.2	Press Release, dated April 1, 2014

99.3	Press Release, dated April 2, 2014

3